The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director®
For Series 1.80 to 12.80
November 30, 2022
Prospectus
The Variable Annuity Life Insurance Company (“VALIC”) offers certain series of Portfolio Director comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the “Contracts”). The Contract is available as an individual retirement annuity (IRA) or as a non-qualified contract. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer’s plan. The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer’s retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.
The Contract may be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. We call this an “Advisory Program.” Currently, we require that the Investment Adviser must be associated with our affiliate VALIC Financial Advisors (“VFA”), Inc., a registered investment adviser. The Investment Adviser will charge a fee for such services, and any fee is in addition to the Contract’s fees and expenses. Currently, we do not honor investment adviser transfer requests in connection with Advisory Programs that are offered through third-party Investment Advisers.
Investment adviser fees deducted from the Contract may reduce the death benefit and annuity benefits, and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax.
Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A (“Separate Account”) are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.
This prospectus describes 8 different classes of the Contract. We call these classes “series” in the Contract and in marketing materials. There are differences among the series with respect to surrender charges, other fees and charges, restrictions, and features. Each series is offered to certain group plans or through certain markets. Certain series are no longer available for new sales.
The owner of a group Contract (i.e., an employer purchasing the Contract for a retirement plan) or the owner of an individual Contract may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. The right of cancellation under this Contract does not apply to Participants in a group plan except in a limited number of states.
Investment in the Contracts is subject to risk that may cause the value of the Contract Owner’s investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Page
Voting Rights	41
Who May Give Voting Instructions	41
Determination of Fund Shares Attributable to Your Account	41
During the Purchase Period	41
During the Payout Period or after a Death Benefit Has Been Paid	41
How Fund Shares Are Voted	41
Federal Tax Matters	41

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us,” “our,” “Company,” and “VALIC” mean The Variable Annuity Life Insurance Company and the words “you” and “your” mean the Participant, or the individual purchasing an individual Contract.
Other specific terms we use in this prospectus are:
Account Value — the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.
Advisory Program — the investment advice service provided by your Investment Adviser. Guided Portfolio Services® is an advisory service offered by VFA. A separate investment advisory fee and agreement are required for this service, if available under an employer’s retirement plan. You should ask your investment adviser about any fees charged for investment advice provided.
Annuitant — the individual (in most cases, you) to whom Payout Payments will be paid.
Annuity Service Center — VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.
Assumed Investment Rate — the rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.
Beneficiary — the individual designated to receive Payout Payments upon the death of the Annuitant.
Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern time. On U.S. holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.
Code — the Internal Revenue Code of 1986, as amended.
Contract Owner — the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.
Division — the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.
Fixed Account Option — an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s general account.
Home Office — located at 2929 Allen Parkway, Houston, Texas 77019.
Investment Adviser — is the investment adviser that you have engaged to provide services as part of an Advisory Program. We only support Advisory Programs that are offered through our affiliate, VALIC Financial Advisors (“VFA”), Inc., a registered investment adviser and our subsidiary. There are typically advisory fees associated with an Advisory Program. Those fees are separate from the Contract’s fees and charges.
VALIC is not an investment adviser to any Advisory Program and does not provide any advice under an Advisory Program.
Market Close — the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time, on each day the NYSE is open for business.
Mutual Fund or Fund — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.
Participant — the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.
Participant Year — a 12-month period starting with the issue date of a Participant’s Contract certificate and each anniversary of that date.
Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period.
Payout Period — the time when you begin to withdraw your money in Payout Payments. This may also be called the “Annuity Period.”
Payout Unit — a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.
Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.
Purchase Payments — an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.
Purchase Period — the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). It also may be called the “Accumulation Period.”
Purchase Unit — a unit of interest owned by you in your Variable Account Option.
Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.
VALIC Separate Account A or Separate Account — a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.
Variable Account Option — investment options that correspond to Separate Account Divisions available under the Contracts.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges depending on the series of Contract:
•Series 1, 5, 7, 9, and 11. If you withdraw money under the Contract within five years of making a Purchase Payment, you may be assessed a surrender charge of up to 5%, either as a percentage of the amount withdrawn or as a percentage of Purchase Payments made during the last five years, whichever is less.
•Series 2, 6, and 12. No surrender charge.
For example, if you own a series 1, 5, 7, 9, or 11 Contract and make an early withdrawal, you could pay a surrender charge of up to $5,000 on a $100,000 investment. No surrender charges would apply to a series 2, 6, or 12
Contract.
You may be subject to a market value adjustment if you make an early withdrawal or transfer from a Multi-Year Enhanced Option (a type of Fixed
Account Option).
Fee Tables Fees and Charges – Surrender Charge
Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for other transactions.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from a Multi-Year Enhanced Option (a type of Fixed
Account Option).
•You may be subject to a loan application fee and loan interest if you request a loan under the Contract.
•Under a series 11 contract, if you transfer amounts from the Fixed Account
Plus option to another investment option under the Contract (or to another funding entity while you are still employed with the group) in excess of the annual limit, you may be subject to a charge of 5% on the excess amount transferred.
•While you are enrolled in an Advisory Program, you will pay an Advisory
Program Fee to your Investment Adviser, and your Investment Adviser will direct VALIC to deduct such fee from your Account Value.
•There may also be taxes on Purchase Payments.
Fee Tables Fees and Charges

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to an investment adviser from the Contract. If such charges were reflected, the fees and expenses would be higher. Interest on Contract loans is not reflected below.
				Fees and Charges
	Annual Fee	Minimum	Maximum
	Base Contract[1] (varies by Contract class)	0.20%	0.21%
	Investment Options[2] ( Fund fees and expenses)	0.20%	1.24%
1 As a percentage of average daily net asset value allocated to a Variable
Account Option, plus for the Maximum charge, an amount attributable to the annual variable account option maintenance charge, which is applicable to series 1 and 9 only.
2 As a percentage of Fund net assets, plus any applicable amounts deemed to be platform expenses.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $409	Highest Annual Cost: $1,481
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
base Contract classes and Fund
fees and expenses
•No optional benefits
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
base Contract classes and Fund
fees and expenses
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Charges may apply to withdrawals under a series 1, 5, 7, 9, or
11 Contract. Surrender charges could significantly reduce the amount that you receive upon taking a withdrawal. Withdrawals may also reduce or terminate Contract guarantees.
•If you select the Fixed Account Plus option for investment, your ability to transfer amounts from that option is subject to an annual limit. It may take several years to transfer all amounts from the Fixed Account Plus option.
Under a series 11 Contract, if you transfer amounts from the Fixed Account
Plus option in excess of that annual limit (including withdrawals from the
Fixed Account Plus option for the purpose of transferring assets to another funding entity), you may be subject to a charge.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from a Multi-Year Enhanced Option (a type of Fixed
Account Option).
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option (including each Fixed Account Option) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Option), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting
www.corebridgefinancial.com/rs.

	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, Variable Account Options investing in a Public
Fund will not be available to you.
•You may transfer funds between the investment options, subject to certain restrictions.
•If you are enrolled in an Advisory Program, you are personally prohibited from making transfers among investment options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to certain restrictions.
•Transfers between the investment options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•Early withdrawals and transfers from a Multi-Year Enhanced Option may be subject to negative adjustments.
•We reserve the right to remove or substitute Funds as investment options.
Fixed and Variable Account Options Transfers Between Investment Options
Optional Benefits
•If you are participating in an Advisory Program and your Investment
Adviser’s fees are deducted from your Contract, the deduction of those fees may reduce the death benefit and any other guaranteed benefit, and may be subject to surrender charges, federal and state income taxes and a
10% federal penalty tax.
Advisory Program Federal Tax Matters
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Federal Tax Matters

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your financial professional may receive compensation for selling this
Contract to you in the form of commissions, additional cash compensation, and non-cash compensation. We may share the revenue we earn on this
Contract with your financial professional’s firm, which may be an affiliate.
This conflict of interest may influence your financial professional to recommend this Contract over another investment for which the financial professional is not compensated or compensated less.
You may determine to engage an Investment Adviser to provide investment advice to you for the Contract. Your Investment Adviser will charge an
Advisory Program Fee. We do not set your investment advisory fee. While
VALIC will deduct the Advisory Program Fee from your Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. VALIC, as the parent company of VFA will indirectly benefit from
VFA’s receipt of Advisory Program Fees.
In addition, Investment Advisers and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
One or more of these conflicts of interest may influence your financial professional to recommend this Contract over another investment.
General Information – Distribution of the Contracts Advisory Program
Exchanges
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s investment options.
The Contract is primarily used in connection with employer-sponsored qualified retirement plans, for which the employer is the Contract owner and participating employees receive certificates related to the Contract, and IRAs. Nonqualified Contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer’s plan.
If you are enrolled in an Advisory Program, Advisory Program fees deducted from your Contract may reduce the death benefit and any annuity benefits, and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax. See “Advisory Program” and “Federal Tax Matters” later in this prospectus.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Account Options. When you invest in a Variable Account Option, you are indirectly investing in the Variable Account Option’s underlying Mutual Fund. The Mutual Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Account Option.

Additional information about each Mutual Fund is provided in an appendix to this prospectus. Please see APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus, Short-Term Fixed Account, or a Multi-Year Enhanced Option), your principal is guaranteed and earns interest based on a rate set and guaranteed by us. However, if you make an early withdrawal or transfer from a Multi-Year Enhanced Option, the withdrawal or transfer may be subject to a market value adjustment that may reduce the value of your investment.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit and the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are fixed, the dollar amount of each payment will be the same. If the Payout Payments are variable, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
Contract Series. This prospectus describes 8 different classes of the Contract, which we call series. There are differences among the series with respect to surrender charges, other fees and charges, restrictions, and features. Each series is offered to certain group plans or through certain markets. Certain series are no longer available for new sales.

Retirement Plan Terms and Conditions. The Contract is primarily designed to be purchased by an employer for use in a retirement plan, however it is also offered as an IRA or a non-qualified contract. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law, which may limit your ability to take certain actions under the Contract.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.
Tax Treatment. Money can be transferred between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you participate in the Contract through a tax-qualified plan or you purchase the Contract through an IRA.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has two possible death benefits (interest guaranteed death benefit and standard death benefit), both of which are automatically included in the Contract for no additional fee.
Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your Contract.
•
Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
•
No Charge Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period without surrender charges, subject to certain requirements related to the duration and amount of the automatic withdrawals.
•
Loans. Tax-free loans may be taken under tax-qualified Contracts (other than IRAs), providing additional access to your money in the Fixed Account Options (excluding Multi-Year Enhanced Options). You will incur interest on an outstanding loan. Loans are subject to restrictions, including a $1,000 minimum loan amount. You may not be able to take a loan under your Contract.
•
Guided Portfolio Services®. GPS is an advisory service offered by VALIC Financial Advisors, Inc. to help manage your Account Value. VALIC Financial Advisors, Inc. is a registered investment adviser and our affiliate. A separate investment advisory fee and agreement is required for this service, if available under an employer’s retirement plan.
•
Dollar Cost Averaging (DCA) Program. The DCA program is a systematic transfer of a specified percentage from the DCA Fixed Account to one or more eligible investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year. DCA may not be available in employer sponsored plans.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Surrender Charge
Series 1, 5, 7, 9, and 11	5.00%(1)
Series 2, 6, and 12	None
Maximum Loan Application Fee (per loan)	$75
Fixed Account Plus Excess Transfer Charge
Series 11	5.00%(2)
Other Series	None
The following tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Funds’ fees and expenses. If you have chosen to purchase an optional benefit, you pay additional charges, as shown below.
Annual Contract Expenses
Annual Variable Account Option Maintenance Charge
Series 1 and 9	$15
Series 2, 5, 6, 7, 11, and 12	None

Annual Fees	Current	Maximum
Base Contract Expenses (3), (4) (as a percentage of average daily net asset value allocated to the Variable Account Option)	0.20%	0.21%

Optional Benefit Expenses
Loan Interest Charges	Current	Maximum
Non-ERISA Contracts	4.00%	6.00%
ERISA Contracts	2.75%	6.00%
Annual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. These amounts also include applicable platform expenses if you choose to invest in certain Funds. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A of this document.
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum (5)	Maximum (6)
	0.20%	1.24%
Footnotes to the Fee Tables
(1) The maximum surrender charge is the lesser of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in and exceptions to the surrender charge are available if certain conditions are met. See “Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges” and “Exceptions to Surrender Charge” under “Surrender Charge (Series 1, 5, 7, 9, and 11 Contracts Only)”.

(2) For all series, transfers from the Fixed Account Plus option are limited to 20% per Participant Year. See “Transfers Between Investment Options”. Transfers in excess of this limitation will not be permitted except under series 11 Contracts. For series 11 Contracts, transfers in excess of this limitation will be permitted; however, the excess amount transferred will be subject to a charge of 5% on the excess amount transferred. Withdrawals from the Fixed Account Option to another funding entity are considered “transfers” for purposes of this limitation. See “Fees and Charges – Fixed Account Plus Transfer Charge (Series 11 Contracts Only).
(3) Also referred to as “Separate Account Charges.” Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See “Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges”. The Base Contract Expenses do not reflect any applicable platform expenses that may apply. To help you understand the cost of investing in certain Variable Account Options, platform expenses are reflected under “Annual Fund Expenses” in this section and in “Appendix A – Funds Available Under the Contract.” If platform expenses were included in this table, current charges for certain (but not all) Variable Account Options would be as high as 0.45%. For additional information, see “Fees and Charges – Separate Account Charges”.
(4) The Base Contract Expenses for Variable Account Options that invest in the VALIC Company I Aggressive Growth Lifestyle, Moderate Growth Lifestyle, and Conservative Growth Lifestyle Funds (the “VALIC Lifestyle Funds”) have been temporarily reduced to 0.00% following a reorganization of affiliated Funds that occurred on May 24, 2021. VALIC will end this voluntary reduction on or about April 30, 2023 and at such time Variable Account Options investing in the VALIC Lifestyle Funds will be subject to the base contract expense of 0.20%.
(5) The Fund with the lowest total annual fund operating expenses is the Vanguard Long-Term Treasury Fund.
(6) The Fund with the highest total annual fund operating expenses is the American Beacon Bridgeway Large Cap Growth Fund.
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
Each example assumes that you invest a single Purchase Payment of $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, or the effect of any advisory fees paid to your Investment Adviser from the Contract . If these fees and charges were reflected, the costs would be higher. Your actual costs may be higher or lower than the examples below.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$6,140	$9,602	$12,951	$17,430
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$6,126	$9,558	$12,879	$17,292
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$1,466	$4,558	$7,879	$17,292
(2) If you annuitize your Contract or you do not surrender your Contract:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$1,481	$4,602	$7,951	$17,430
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$1,466	$4,558	$7,879	$17,292
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$1,466	$4,558	$7,879	$17,292

The second set of examples assumes the least expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$5,130	$6,331	$7,322	$5,223
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$5,116	$6,286	$7,248	$5,077
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$409	$1,286	$2,248	$5,077
(2) If you annuitize your Contract or you do not surrender your Contract:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$424	$1,331	$2,322	$5,223
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$409	$1,286	$2,248	$5,077
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$409	$1,286	$2,248	$5,077

Principal Risks of Investing in the Contract

Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon.
Group Plan Risk. The Contract is primarily designed to be purchased by an employer for use in a retirement plan. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law. This may impact your ability to make Purchase Payments, request withdrawals or loans, select payout options, or take other actions under the Contract. If the Contract is being used in a retirement plan through your employer, you should always refer to the terms and conditions in your employer’s plan when reviewing the description of the Contract in this prospectus.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract. Withdrawals may be subject to significant surrender charges if you own a series 1, 5, 7, 9, or 11 Contract. In addition, if you own a series 11 Contract, excess transfers from the Fixed Account Plus option (including withdrawals from the Fixed Account Plus option for the purpose of transferring assets to another funding entity) may be subject to a charge. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% federal tax penalty. A withdrawal may reduce the value of your standard benefit. For instance, a withdrawal may reduce the value of the death benefit. A total withdrawal (surrender) will result in the termination of your Contract or certificate. An early withdrawal (or transfer) from a Multi-Year Enhanced Option may be subject to a market value adjustment that may reduce the value of your investment. We may defer payment of withdrawals from a Fixed Account Option for up to six months when permitted by law.
Variable Account Option Risk. Amounts that you invest in the Variable Account Options are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Variable Account Options that you select make money, your Account Value goes up, and if they lose money, your Account Value goes down. Each Variable Account Option’s performance depends on the performance of its underlying Mutual Fund. Each Mutual Fund has its own investment risks, and you are exposed to the Mutual Fund’s investment risks when you invest in a Variable Account Option. You are responsible for selecting Variable Account Options that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance.
Deduction of Advisory Program Fee Risk. If your Investment Adviser’s fees are deducted from the Contract, such deductions may reduce the death benefit and annuity benefits, and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax.
Dynamic Allocation Fund Risk. The Dynamic Allocation Fund is a Mutual Fund that is generally available under the Contract. This Fund has an investment strategy that may serve to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with certain guarantees, like a death benefit. In addition, this Fund may enable us to more efficiently manage our financial risks associated with guarantees, due in part to an asset management formula developed by affiliated insurance companies and utilized by the Fund’s investment advisers, as described in the Fund’s prospectus. This formula may change over time based on proposals from the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund’s investment adviser and the Fund’s board of directors, including a majority of the independent directors.
Public Fund Availability Risk. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, the Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract. (Public funds are identified in Appendix A.)
Loan Risk. If you take a loan under the Contract, interest will accrue on any outstanding loan amounts until they are repaid and you will be required to pay a fee to us.
Minimum Account Value Risk. If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two-year period, we may close the account and pay the Account Value to the Participant. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer’s plan.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our general account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Business Disruption. Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Purchase Unit values or process other contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the affected underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the underlying Funds or our service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.
General Information

About the Contracts
The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer’s plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.
The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options. For Contracts purchased under a retirement plan, the plan may designate the available investment options under the Contract and may be required to provide direction regarding additions or replacements of investment options. Plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) may be subject to additional plan and Contract provisions.
The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called “Purchase Payments.” The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see “Purchase Period” and “Payout Period.”
If you have questions about your Contract, call your financial professional or contact us at 1-800-448-2542.
All material state variations are described in Appendix B.

About the Series
This prospectus describes 8 different classes, which we call series, of the Contract. There are differences among the series with respect to surrender charges, other fees and charges, restrictions, and features. Each series is offered to certain group plans or through certain markets. The following table reflects the group plans and markets through which the series are offered.
Series	Group Plans / Markets
Series 1	K-12 Plans; Healthcare Plans; Higher Education Plans; Governmental Plans; Individual Retirement Accounts (IRAs)
Series 2	Higher Education Plans
Series 5	Healthcare Plans; Higher Education Plans; K-12 Plans
Series 6	K-12 Plans; Healthcare Plans; Higher Education Plans; Governmental Section 457 Defined Contribution Plans; Section 501(c)(3) Organization Plans
Series 7	Government Section 457 Defined Contribution Plans
Series 9	Non-Qualified
Series 11	Higher Education Plans
Series 12	Government Section 457 Defined Contribution Plans
About VALIC
We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.
VALIC is an indirect, majority owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation. On October 26, 2020, AIG announced that it was pursuing a separation of its Life and Retirement business. On November 2, 2021, AIG and Blackstone Group, Inc. (“Blackstone”) closed a transaction whereby Blackstone acquired a 9.9 percent equity stake in SAFG Retirement Services, Inc., later renamed to Corebridge Financial, Inc. (“Corebridge”), which is the holding company for AIG’s Life and Retirement business. Upon completion of the separation of AIG’s Life and Retirement business, VALIC will continue to be a wholly owned subsidiary of Corebridge and will no longer be an indirect, majority-owned subsidiary of AIG.
AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.
More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.
About VALIC Separate Account A
When you direct money to the Contract’s Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.
VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of VALIC. All amounts paid from our general account, including our obligations under any Fixed Account Option and any death benefits, or Payout Payments in excess of your amounts in the Separate Account are subject to the Company’s financial strength and claims-paying ability.
Units of Interest
Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate

Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day’s performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.
Distribution of the Contracts
The principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. (“ACS” or “Distributor”). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see “Distribution of Variable Annuity Contracts” in the SAI.
The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority (“FINRA”), unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial professionals.
VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC’s general overhead and are not charged back to employers, group employee benefit plans or plan participants.
VALIC financial professionals who sell the Contracts will be compensated for such sales by commissions ranging up to 2.10% of each first-year Purchase Payment. The financial professionals will receive commissions of up to 0.55% for level Purchase Payments in subsequent years and up to 2.10% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial professionals may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. As well, financial professionals can also receive an Enrollment Payment where the amount of the payment varies based on the number of total enrollments written by the financial professional and on the expected annualized Purchase Payments of the Participant.
For more information about how your financial professional may be compensated, please contact your financial professional.
In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the “Fees and Charges” section in this prospectus.
VALIC maintains ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which VALIC makes sponsorship payments for marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.
VALIC also has ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, VALIC may sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for VALIC. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.
These sponsorships may be considered endorsements of VALIC products, may result in additional annuity sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote VALIC’s products and services.
VALIC and/or its affiliates receive payments from fund sponsors and service providers that voluntarily choose to participate in, and that are designed to defray the costs associated with, VALIC-sponsored or affiliate-sponsored conferences, seminars, training, or other educational events where such funds or other related services are discussed and that are attended by VALIC employees, employees of our affiliates and/or plan sponsors and plan consultants.
Administration of the Contracts
VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions, or service requests.
Fixed and Variable Account Options

The Contracts offer a choice from among several Variable Account Options and five Fixed Account Options. Depending on the selection made by your employer’s plan, if applicable, there may be limitations on which and how many investment options
Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC’s Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.
Fixed Account Options
Portfolio Director features up to five guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.
Dollar Cost Averaging Fixed Accounts
You may invest initial Purchase Payments in the Dollar Cost Averaging (“DCA”) Fixed Accounts, if available. You may also invest a series of Subsequent Purchase Payments received over the first 30 days from the date of the initial Purchase Payment. Transfers and exchanges from any affiliated VALIC product are not permitted. See “Dollar Cost Averaging Program” below for more information.
The minimum Purchase Payment amounts for the DCA Fixed Account Options are as follows:
DCA Fixed Account Minimum Purchase Payment
6-Month = $25,000 *
12-Month = $25,000 *
•
You may not make a transfer from a Variable Account Option or available Fixed Account Option into a DCA Fixed Account Option.
•
Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to an available Fixed or Variable Account Option according to your current allocation instructions on file.

*
The DCA Fixed Account Minimum Purchase Payment for Contracts issued in Oregon is $5,000.

Fixed Account Options	Investment Objective
Fixed Account Plus
This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract.
Your money may be credited with a different rate of interest depending on the time period in which it is accumulated. Purchase Payments allocated to Fixed Account Plus will receive a current rate of interest. There are limitations on transfers out of this option. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest than that paid for new Purchase Payments.

Short-Term Fixed Account
This account provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC, which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated.

Multi-Year Enhanced Option (“Multi-Year Option”)
This account is a long-term investment option, providing a guaranteed interest rate for a guaranteed period
(three, five, seven, or ten years) (“MVA Term”). See your Contract for minimum investment amounts and other requirements and restrictions. This option may not be available in all employee plans or states. All MVA
Terms may not be available. See your financial professional for information on the MVA Terms that are currently offered.

DCA Fixed Account 6- month & DCA Fixed Account 12-month
Each account is a short-term investment option providing a guaranteed interest rate for money invested in the option but prior to being systematically transferred to the designated Variable Account Options. It is credited with interest rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Purchase Payments allocated to the DCA Fixed Account Option will receive a current rate of interest. Purchase Payments may be credited with a different rate of interest depending on the time period in which it is received by VALIC. This option may not be available in all states or in employer sponsored plans.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial professional. VALIC guarantees that all contributions received during a calendar month will receive that month’s current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.
Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.
DCA Interest Rate Crediting. DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account Option but will never be less than the minimum guaranteed interest rate specified in your Contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Dollar Cost Averaging Program
Under the DCA Program, systematic transfers of the value will be processed from the applicable DCA Fixed Account (“source account”) to any available Variable Account Options (“target account”). For example, if you select the DCA Fixed Account 6-month Option, 1/6 of your Account Value will be transferred the first month, 1/5 of the Account Value the 2nd month, 1/4 of the Account Value the 3rd month, 1/3 of the Account Value the 4th month, 1/2 the Account Value the 5th month and the balance of the option the 6th month. At the end of the selected period, there should be no money left in the DCA Fixed Account Option.
The DCA Program allows you to invest gradually in available Variable Account Options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your risk tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you deposit the minimum of $25,000 into the DCA Fixed Account – 6 month Option. The DCA program will systematically transfer the deposits and interest from the DCA Fixed Account to your designated Variable Account Options. Assume a DCA Fixed Account earns a minimum interest credited rate of 1%, and these amounts are transferred to a single Variable Account Option over the six months, and that this Variable Account Option has the Unit Values shown below. For this example, the DCA Program purchases would have the following values:
Month	Unit Value	Units Purchased
1	$7.50	556
2	$5.00	835
3	$10.00	418
4	$7.50	557
5	$5.00	837
6	$7.50	558
You paid an average price of only $6.67 per Unit over six months, while the average market price actually was $7.08. With Dollar Cost Averaging, you automatically buy more Units when the market price is low and fewer Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•
Fixed Accounts are not available as target accounts for the DCA Program.
•
Transfers occur on a monthly periodic schedule.
•
Transfers resulting from your participation in the DCA Program are not counted towards the number of transfers allowed per contract year.

Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the applicable DCA Fixed Account, we transfer the remaining money according to your current allocation instructions on file. Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.
We reserve the right to terminate or modify the DCA Program at any time and for any reason. Any such termination or modification, however, will not affect Contract Owners currently enrolled in a DCA Fixed Account Option.
Impact of Advisory Program Fees
Please note that if you are enrolled in an Advisory Program, advisory fees deducted from Account Value will also result in a reduction of your fixed account value.
Variable Account Options
The Contracts enable you to participate in Divisions that represent the Variable Account Options. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time.
Several of the Variable Account Options offered through VALIC’s Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in Appendix A as “Public Funds.” If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental
457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A – Funds Available Under The Contract.”
Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling 1-800-448-2542, or visiting www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.
Refer to your employer’s retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.
Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as “shared funding.” These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as “mixed funding.” There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund’s prospectus.
Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well-balanced and diversified investment portfolio. As just one example, investing one’s total retirement savings in a limited number of investment options may cause that individual’s retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk.
Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable

Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.
Account Establishment
You may establish an account through a financial professional. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer- sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts (“individual contracts”).
The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:
Contract Type	Initial Payment	Subsequent Payment
Periodic Payment	$30	$30
Single Payment	$1,000	N/A
Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.
When an initial Purchase Payment is accompanied by an application, we will promptly:
•
Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or
•
Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or
•
Reject the application and return the Purchase Payment.
If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:
Return Purchase Payments. If we do not have your name, address or Social Security Number (“SSN”), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or
Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an “Employer-Directed” account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial professional to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or
Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer-directed accounts, we will deposit your Purchase Payment in a “starter” account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. If we do not receive the necessary information within 105 days, we may return the Purchase Payment to your employer or convert the account to an “unsolicited” account which would be subject to many of the same restrictions as a starter account. You may not transfer these amounts until VALIC has received a completed application or enrollment form.
If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.
When Your Account Will Be Credited
Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer’s or the individual’s responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).
A Purchase Payment must be “in good order” before it can be posted to your account. “In good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts,

Purchase Payment information must include complete instructions, including the group name and number, each employee’s name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).
If a subsequent Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited on the next Business Day. See the Account Establishment section above for information about initial Purchase Payments.
Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.
Purchase Units
A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as “Number of Shares” and the Purchase Unit values may be shown as “Share Price” on some account statements. See “Purchase Unit Value” in the SAI for more information and an illustration of the calculation of the unit value.
Calculation of Value for Fixed Account Options
The Fixed Account Plus, Short-Term Fixed Accounts, and DCA Fixed Accounts are part of the Company’s general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the “Fixed and Variable Accounts Options” section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company’s general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA
Band), as described in the Contract, may be changed from time to time by the Company.
The value of your Fixed Account Option is calculated on a given Business Day as shown below:
Value of Your Fixed Account Options*
=	(equals)
All Purchase Payments made to the Fixed Account Options
+	(plus)
Amounts transferred from Variable Account Options to the Fixed Account Options
+	(plus)
All interest earned
–	(minus)
Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)

*
This value may be subject to a market value adjustment under the Multi-Year Option.
Calculation of Value for Variable Account Options
You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in “Appendix A – Funds Available Under the Contract” and the “Fixed and Variable Account Options” section in this prospectus and in each Mutual Fund’s prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See “Fees and Charges.” Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Fund as of that day. The number of Purchase Units you are credited is calculated the day we process your Purchase Payment. Please see the When Your Account Will Be Credited section above.
The Purchase Unit value is determined by multiplying the Purchase Unit value for the preceding NYSE business day by a factor for the current NYSE business day. The factor is determined by:
1.
dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.
multiplying it by one minus all applicable daily asset-based charges.

We determine the number of Purchase Units credited to your contract by dividing the Purchase Payment by the Purchase Unit value for the specific Variable Account Option.
If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Goldman Sachs VIT Government Money Market Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Goldman Sachs VIT Government Money Market Fund, will lose value.
Stopping Purchase Payments
You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.
If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two-year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer’s plan.
Impact of Deduction of Advisory Program Fee on Purchase Payments
If you are enrolled in an Advisory Program, advisory fees deducted from your Contract value will result in a reduction of Purchase Units by the amount of the fee.
Advisory Program

The Contract may be used where you have engaged an Investment Adviser to provide advice regarding the periodic allocation of investments within the Contract. As long as you are enrolled in an Advisory Program, your Investment Adviser will provide you with investment advice and will be responsible for providing transfer and reallocation instructions to VALIC. You may terminate an Advisory Program at any time. If you terminate the Advisory Program, your Contract will remain in force.
Your Investment Adviser is not acting on VALIC’s behalf but rather is acting on your behalf. VALIC is not responsible for any investment advice that is provided to you by your Investment Adviser. VALIC does not offer advice about how to allocate your Account Value. VALIC is not responsible for any recommendations that your Investment Adviser makes, any investment models or asset allocation programs they choose to follow, or any specific transfers that are made on your behalf.
Currently, we do not honor transfer instructions in connection with Advisory Programs that are offered through third-party Investment Advisers.
Advisory Agreement and Fees
When you enroll in an Advisory Program you will enter into an investment advisory agreement with your Investment Adviser
(“Advisory Agreement”). VALIC is not a party to the Advisory Agreement.
Your Investment Adviser will direct VALIC to withdraw a specified amount from your Account Value for the payment of advisory fees under the Advisory Program (the “Advisory Program Fee”) pursuant to authorizations that you have provided to your Investment Adviser. VALIC will be provided with a copy of the investment advisory contract, which provides for authorization by you for VALIC to deduct the Advisory Program Fee from your Account Value. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract. The Advisory Program Fee will be calculated by applying the applicable fee schedule to the Account Value at each calendar quarter end and will be deducted from your Account Value within fifteen (15) days after the end of such calendar quarter. The Advisory Program Fee will be based on the value of assets in the account eligible to be managed in the Advisory Program. If you enrolled in the Advisory Program during the quarter, you pay a fee only for those days in which you were enrolled in the Advisory Program. If, prior to a quarter-end, the Advisory Program is terminated, the entire Account Value is transferred out of your account, or your Plan Sponsor terminates the Advisory Program, we will not deduct an Advisory Program Fee for that quarter.

Partial withdrawals, including those taken to pay the Advisory Program Fee, can reduce certain benefits guaranteed under the Contract, including Contract death benefits and annuity benefits. Please see Impact of Advisory Fees in the Death Benefits and Payout Period sections.
If your Contract is an IRA or Roth IRA, partial withdrawals to pay the Advisory Program Fee generally can qualify as expenses of the IRA and thus qualify as non-taxable. Partial withdrawals from a non-qualified Contract are treated as a taxable distribution. Effective January 1, 2020, however, fees taken from a non-qualified individual contract used to pay the Advisory Program Fee for the Advisory Programs offered through VFA are not considered distributions or withdrawals from the account for tax purposes and therefore not treated as a taxable distribution beginning with the 2020 tax year. If you are under age 59 ½, withdrawals may be subject to an additional 10% tax. If you participate in a third-party Advisory Program, which means VFA is not your Investment Adviser, partial withdrawals, including Investment Adviser fees, taken from a non-qualified individual contract will be considered distributions or withdrawals for tax purposes and will be treated as a taxable distribution. Currently, we do not honor transfer instructions in connection with a third-party Advisory Program.  You should consult with your tax advisor for any advice regarding potential tax considerations relating to the payment of the Advisory Program Fee from your Contract.
If VFA is your Investment Adviser, the Advisory Program Fee must be withdrawn from your Contract. If you enroll in a third-party Advisory Program, a fee for that program might be paid either by you directly (from assets outside of the Contract) or from the Contract, depending upon the provisions of that program and the type and frequency of the payment required. Currently, we do not honor transfer requests from third-party Advisory Programs. You should consult with your Investment Adviser about any questions related to the payment of the fee.
Please see Federal Tax Matters section and consult your tax professional regarding the impact of deducting advisory fees before making any election to do so.
Reallocations & Transfer Instructions
While the Advisory Program is in place, you are prohibited from making transfers among investment options in the Contract.
During such period, transfer instructions may only be provided by the Investment Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to the transfer restrictions in the section below entitled “Transfer Between Investment Options.”
Unless you direct us otherwise, your Investment Adviser will forward instructions regarding the allocation of your Account Value, and will request financial transactions involving investment options. If your Investment Adviser has this authority, we deem that all such transactions that are directed by your Investment Adviser with respect to your Contract have been authorized by you. You will receive a confirmation of any financial transactions involving the purchase or sale of Purchase Units. You must contact VALIC immediately by calling 1-800-448-2542 to request a termination form if and when you want to revoke such authority. We will not be responsible for acting on instructions from your Investment Adviser until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit the Investment Adviser’s authorization at any time. In addition, we may restrict the investment options available for transfers or allocation of Purchase Payments. We will notify you and your Investment Adviser if we implement any such restrictions or prohibitions.
Transfers and reallocations made by your Investment Adviser are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Transfers Between Investment Options.”
Termination of the Advisory Program
You may terminate the Advisory Program at any time. However, the terms and conditions of how to terminate the Advisory Program will be set forth in your Advisory Agreement. Please consult with your Investment Adviser if you have questions about terminating the Advisory Program. We may continue to rely on instructions from your Investment Adviser until we receive notice of termination of the Advisory Agreement. If you want to notify us about the termination of your Advisory Program, please call 1-800-448-2542 to request the termination form. If you terminate the Advisory Program, your Contract will remain in force.
In order for you to transfer Account Value among investment options, you must first terminate the Advisory Program.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. If you are enrolled in an Advisory Program, in order for you to transfer Account Value among investment options, you must first terminate the Advisory Program. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.corebridgefinancial.com/rs.
During the Purchase Period — Policy Against Market Timing and Frequent Transfers
VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund’s performance to suffer, and exerts downward pressure on the fund’s price per share.
Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.
This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:
•
Plan-level or employer-initiated transactions;
•
Purchase transactions involving transfers of assets or rollovers;
•
Retirement plan contributions, loans, and distributions (including hardship withdrawals);
•
Roth IRA conversions or IRA recharacterizations;
•
Systematic purchases or redemptions; or
•
Trades of less than $5,000.
Transfers resulting from your participation in the GPS Portfolio Manager Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.
As described in a Fund’s prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer’s benefit plan may limit an investor’s rights to transfer.
We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:
Fixed Account Option	Value	Frequency	Other Restrictions
Fixed Account Plus:	Up to 20% per Participant Year	At any time
If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
Payments.(1)

	100%	At any time	If Account Value is less than or equal to $500.
Short-Term Fixed Account:	Up to 100%	At any time	After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Fixed Account Option	Value	Frequency	Other Restrictions
Multi-Year Option(3):	Up to 100%	At any time	Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)
DCA Fixed Account 6-month & DCA Fixed Account 12- month(5):	100%	At any time
Transfers can be made from a DCA Fixed Account Option at any time.
Only money remaining in the Option will earn interest. Transfers from other Options are not allowed into the DCA Fixed Account Options at any time.

(1)
Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer’s retirement plan.
(2)
VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3)
The Multi-Year Option may not be available unless it has been selected as an option for your employer’s retirement plan.
(4)
The minimum transfer amount may be changed from time to time by the Company.
(5)
The DCA Fixed Account 6-month & DCA Fixed Account 12-month Options are only available for individual retirement annuities.
Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.
Communicating Transfer or Reallocation Instructions
Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.
Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial professionals or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.
When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.
Effective Date of Transfer
The effective date of a transfer will be:
•
The date of receipt, if received in our Home Office before Market Close; otherwise,
•
The next date values are calculated.

Transfers During the Payout Period
During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:
Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout:	Not permitted	N/A

Fees and Charges

By investing in Portfolio Director, you may be subject to these fees and charges:
•
Account Maintenance Charge
•
Surrender Charge
•
Premium Tax Charge
•
Separate Account Charges (referred to as “Base Contract Expenses” under “Fee Tables”)
•
Market Value Adjustment
•
Fund Expenses
•
Advisory Program Fees
•
Other Charges
•
Fixed Account Plus Excess Transfer Charge
These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Tables.” In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section.
Account Maintenance Charge (Series 1 and 9 Contracts Only)
Under a series 1 or 9 Contract, during the Purchase Period, an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.
The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.
Surrender Charge (Series 1, 5, 7, 9 and 11 Contracts Only)
Under a series 1, 5, 7, 9, or 11 Contract, when you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. Surrender charges reimburse us for the cost of Contract sales, expenses associated with issuing your Contract, and other acquisition expenses.
If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see “Surrender of Account Value” in this prospectus.
Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see “Exchange Privilege” in the SAI.
Amount of Surrender Charge
A surrender charge will be the lesser of:
•
Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or
•
Five percent (5%) of the amount withdrawn.
10% Free Withdrawal
In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.
These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59½. See “Federal Tax Matters” for more information.
Exceptions to Surrender Charge
No surrender charge will be applied:
•
To money applied to provide a Payout Option;
•
To death benefits;
•
If no Purchase Payments have been received during the 60 months prior to the date of surrender;
•
If your account has been in effect for 15 years or longer;
•
If your account has been in effect for 5 years or longer, and you have attained age 59½;
•
To “No Charge Systematic Withdrawals”;
•
Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

•
If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor’s verification; or
•
If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.
•
For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lesser of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.
Fixed Account Plus Excess Transfer Charge (Series 11 Contracts Only)
Transfers from the Fixed Account Plus option are limited to 20% per Participant Year. See “Transfers Between Investment Options.” For series 11 Contracts, transfers in excess of this limitation will be permitted; however, the excess amount transferred will be subject to a charge of 5% on the excess amount transferred. Withdrawals from the Fixed Account Option to another funding entity are considered “transfers” for purposes of this limitation.
Exceptions to Fixed Account Plus Excess Transfer Charge
This charge will not be applied:
•
Under any series other than series 11 Contracts;
•
To transfers from the Fixed Account Option within the 20% per Participant Year limitation;
•
To money applied to provide a Payout Option;
•
To death benefits;
•
If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor’s verification; or
•
If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.
Premium Tax Charge
Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix B for variations of the premium tax charge that may be applicable in your state.
Separate Account Charges
The Separate Account Charge (also referred to as a Base Contract Expense) is 0.20%. If you are invested in series 1 or 9, the maximum Base Contract Expense in the Fee Tables reflects the inclusion of the annual maintenance charge and accordingly will reflect a higher number. This Separate Account Charge is guaranteed and cannot be increased by the Company. For a discussion of how the Separate Account Charges impact the calculation of each Division’s unit value, see “Purchase Unit Value” in the SAI.
The Separate Account Charges compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below. The Separate Account Charges are guaranteed and may not be increased for the life of your Contract.
Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges
We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:
•
The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.
•
The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.
•
Other factors of which we are not presently aware that could reduce administrative costs.
We review the following additional factors to determine whether we can reduce or waive account maintenance charges:
•
The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.
•
The administrative tasks performed by your employer for your retirement program.
The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.
We review the following additional factors to determine whether we can reduce surrender charges:
•
The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.
•
The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.
•
The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.
We review the following additional factors to determine whether we can reduce the Separate Account charges:
•
The frequency of Purchase Payments for your retirement program.
•
The size of your retirement program.
•
The amount of your retirement program’s periodic Purchase Payment.
•
The method of remitting periodic Purchase Payments.
In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.
Additionally, under certain circumstances, and at VALIC’s sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.
Payments from Mutual Funds/Platform Expenses
Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.
We may also receive what is referred to as “12b-1 fees” and non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.
From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid.
If we do not have an arrangement to receive payments from certain Mutual Funds, we may charge a Platform Expense related to those Division(s), in order to help us manage our costs in light of the fact that the Mutual Fund is not paying us or is paying us too little. The platform expenses are reflected in “Appendix A – Funds Available Under the Contract” to help you understand the cost of investing in certain Variable Account Options.
Market Value Adjustment (“MVA”)
Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner’s death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.
Fund Expenses
Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.
Advisory Program Fees
If you enrolled in an Advisory Program, your Investment Adviser will direct VALIC to withdraw a specified amount from your Account Value for the payment of the Advisory Program Fee pursuant to authorizations that you have provided to your Investment Adviser. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract. The Advisory Program Fee will be calculated by applying the applicable fee schedule to the Account Value at each calendar quarter end and will be deducted from your Account Value within fifteen (15) days after the end of such calendar quarter. The Advisory Program Fee will be based on the value of assets in the account eligible to be managed in the Advisory Program. If you enrolled in the Advisory Program during the quarter, you pay a fee only for those days in which you were enrolled in the Advisory Program. If, prior to a quarter-end, the Advisory Program is terminated, the entire Account Value is transferred out of your account, or your Plan Sponsor terminates the Advisory Program, we will not deduct an Advisory Program Fee for that quarter.
Deduction of the Advisory Program Fee may reduce certain benefits guaranteed under the Contract, including Contract death benefits and annuity benefits and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax. Please see Impact of Advisory Program Fees in the Death Benefits, Payout Period and Federal Tax Matters sections. Please consult your tax professional regarding the impact of deducting advisory fees from Account Value before making any election to do so. See “Advisory Program” for more details.
Other Charges
We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.
Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client’s independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.
Plan loans from the Fixed Account Options may be allowed by your employer’s plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.
Payout Period

The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer’s plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout
Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:
•
Type and duration of payout option chosen;
•
Your age or your age and the age of your survivor (1);
•
Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);
•
The portion of your Account Value being applied; and
•
The payout rate being applied and the frequency of the payments.

(1)
This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.
Assumed Investment Rate
An “Assumed Investment Rate” or “AIR” is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.
Variable Payout
With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AlR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.
In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.
Combination Fixed and Variable Payout
With a combination fixed and variable payout, you may choose:
•
From your existing Variable Account Options (payments will vary); with a
•
Fixed payout (payment is fixed and guaranteed).
Partial Annuitization
A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.
Payout Date
The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.
The following additional rules also apply when determining the payout date:
•
The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC’s consent.
•
The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.
•
Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.
•
In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59½ even if you are still working for the employer sponsoring the plan.
•
Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 72 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.
•
All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.
•
The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.
For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans (“SEPs”) or IRAs, see “Federal Tax Matters” in this prospectus and in the SAI.
Payout Options
You may specify the manner in which your Payout Payments are made. You may select one of the following options:
1.
Life Only — payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.
2.
Life with Guaranteed Period — payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period or take a lump-sum distribution.
3.
Life with Cash or Unit Refund — payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner’s Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner’s Account as of the date we receive Proof of Death, less the Payout Payments.
4.
Joint and Survivor Life — payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.
5.
Payment for a Designated Period — payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.
Payout Information
Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59½, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See “Federal Tax Matters.”
Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.
Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.
For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Impact of Advisory Program Fees on Payout Payments
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee will reduce the annuitization benefit. The examples below assess the impact of the deduction of Advisory Program Fees on the Contract’s value upon annuitization, assuming an initial $100 deposit.
1.
If, at the payout date, the Contract value has increased to
$120 and you have had $1 deducted for the Advisory Program Fee, the Contract value is reduced to $119. Your Payout Payments will be based on a Contract value of $119.
2.
If, at the payout date, the Contract value has decreased to $90 and you have had $1 deducted for the Advisory Program Fee, the Contract value is reduced to $89. Your Payout Payments will be based on a Contract value of $89.
Surrender of Account Value

When Surrenders Are Allowed
You may withdraw all or part of your Account Value at any time before the Payout Period begins if:
•
allowed under federal and state law; and
•
allowed under your employer’s plan.
For Purchase Payments that are contributions made under your employer’s plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See “Surrender Restrictions” below.
For an explanation of charges that may apply if you surrender your Account Value, see “Fees and Charges” in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59½.
Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.
VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.
Surrender Process
If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.
We may be required to suspend or postpone payments if redemption of an underlying Fund’s shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.
We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.
Amount That May Be Surrendered
The amount that may be surrendered during the Purchase Period can be determined as follows:
Allowed Surrender Value	= (equals)	Your Account Value(1) - (minus) Any Applicable Surrender Charge

(1)
Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.
There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).
Surrender Restrictions
Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age

59½, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer’s plan.
Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70½, retirement or other termination of employment or death.
Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:
•
death benefits; and
•
certain small amounts approved by the State of Florida.
Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option.
Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.
Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.
Partial Surrenders
You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.
The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:
The amount surrendered from the Variable Account Option + (plus) Any surrender charge	÷ (divided by)	Your Purchase Units next computed after the written request for surrender is received at our Home Office
The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.
Systematic Withdrawals
You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract (“No Charge” systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:
•
Payments to be made to you; and
•
Payment over a stated period of time, but not less than five years; and
•
Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).
We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a “No Charge” systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a “No Charge” systematic withdrawal may not be elected again. Systematic withdrawals that are not “No Charge” systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.
Distributions Required by Federal Tax Law
There will be no surrender charge on RMD’s if the withdrawal:
•
Is made payable to you; and
•
Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.
You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the “No Charge” systematic withdrawal method. See “Federal Tax Matters” for more information about required distribution rules.

Exchange Privilege

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.
Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Interest Guaranteed Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments plus interest	No Charge
•Payable only during the Purchase Period
•Payable only if death occurs before age 70
•May not be available in all states
•Withdrawals, including withdrawals to pay your advisory
fees, may significantly reduce the benefit

Standard Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments	No Charge
•Payable only during the Purchase Period
•Generally payable only if death occurs on or after age 70
•Payable in any state where the interest guaranteed death
benefit is not available, even if death occurs before age 70
•Withdrawals, including withdrawals to pay your advisory
fees, may significantly reduce the benefit

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	No Charge
•Withdrawals may be subject to surrender charges
•Market value adjustments may apply to amounts withdrawn
or transferred from a Multi-Year Enhanced Option
•No more than one systematic withdrawal election may be in
effect at any time
•We reserve the right to discontinue any or all systematic
withdrawals or to change the terms at any time

No Charge Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period without surrender charges	No Charge
•Withdrawals must be made to you over a period of not less
than five years, and the annual amount withdrawn may not
exceed 20% of Account Value at time of election
•Market value adjustments may apply to amounts withdrawn
or transferred from a Multi-Year Enhanced Option
•May not change election once withdrawals begin
•No more than one systematic withdrawal election may be in
effect at any time
•We reserve the right to discontinue any or all systematic
withdrawals or to change the terms at any time

Loans	Provides tax-free access to amounts invested in Fixed Account Options (excluding Multi-Year Enhanced Options)	$75 application fee (per loan) Maximum net interest rate 6%
•Available only during the Purchase Period
•May not be taken against amounts invested in Variable
Account Options or Multi-Year Enhanced Options
•Interest will accrue on outstanding loan amounts
•Minimum loan amount is $1,000

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Advisory Program	The investment advice service provided by your Investment Adviser	Not applicable
•A separate investment advisory fee and agreement is
required
•May not be available under your employer’s retirement plan
or in connection with your Contract
•If you pay any investment adviser fee from the Contract,
any deduction may reduce the death benefit and annuity
benefits, and may be subject to surrender charges, federal
and state income taxes and a 10% federal penalty tax.
•Currently, we do not honor investment adviser transfer
requests in connection with Advisory Programs that are
offered through third-party Investment Advisers.

DCA Program	Allows you to systematically transfer a specified dollar amount or percentage of contract value between eligible investment options	No Charge
•Systematic transfers may only occur on a monthly basis
and will not count will toward the number of free transfers
per contract year
•Minimum Purchase Payment amounts apply
•Only available in PD 1 (in an individual IRA/NQDA)
•Not available in all states

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period.
The Process
VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued, and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.
If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable. Please see Impact of the Deduction of Advisory Program Fees on Death Benefit below regarding impacts to your death benefit due to the deduction of Advisory Program Fees.
Beneficiary Information
The Beneficiary may receive death benefits:
•
In a lump sum;
•
In the form of an annuity under any of the Payout Options;
•
In partial payments over the Beneficiary’s life expectancy (where permitted); or
•
In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.
Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.
Special Information for Nonqualified Contracts
It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant’s death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner’s estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See “Federal Tax Matters.”
During the Purchase Period
Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.
As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.
Death Benefit Before Age of 70
The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.
The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.
Step 1: Determine your Fixed Account Option Value by taking the greater of:
Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Fixed Account Option
– (minus)
Amount of all prior withdrawals from the Fixed Account Option, charges and any portion of Account Value applied under a Payout Option
Step 2: Determine your Variable Account Option Value by taking the greater of:
Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Variable Account Options
– (minus)
Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
+ (plus)
Interest at an annual rate as specified in your Contract
Step 3: Add step 1 + 2 = Death Benefit
For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.
This value may be adjusted if the total amount of any death benefit exceeds the Account Value.
Death Benefit On or After Age 70
The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.
The standard death benefit will be the greater of:
Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments (to Fixed and/or Variable Account Options)
–	(minus)
Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option
Adjusted Purchase Payment Amount
The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.
If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:
A.	100% of Purchase Payments
–	(minus)

B.	Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
+	(plus)
C.	Interest on the result of A minus B at an annual rate as specified in your Contract (see below).
Each “Gross Withdrawal” is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.
The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.
During the Payout Period
If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the “Payout Period” section of this prospectus.
•
If the life only option or joint and survivor life option was chosen, there will be no death benefit.
•
If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
1.
Receive the present value of any remaining payments in a lump sum; or
2.
Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or
3.
Receive the present value of any remaining
payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.
Impact of the Deduction of Advisory Program Fees on Death Benefit
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee may reduce the death benefit. The examples below assess the impact of the Advisory Program Fee on the Contract’s death benefit assuming an initial $100 deposit and no additional payments and no withdrawals.
1.
If, at the end of the year, the Contract value increases to $120 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $119. If you die, your Contract’s death benefit is $119.
2.
If, at the end of the year, the Contract value decreases to $90 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $89. However, the Advisory Program Fee will not reduce the death benefit which will be at least $100 (your premium payment) (or higher if you are younger than 70 at your death) due to the Death Benefit Contract guarantee.
Please note that if you are participating in an Advisory Program offered through a third-party Investment Adviser, the example below instead applies. Example 2 does not apply to you. (Currently, we do not honor transfer instructions in connection with Advisory Programs that are offered through third-party Investment Advisers.)
3.
If, at the end of the year, the Contract value decreases to $90 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $89. However, the Advisory Program Fee will reduce the death benefit to $99 (your premium payment less Advisory Program Fees deducted) (or higher if you are younger than 70 at your death) due to the Death Benefit Contract guarantee.
Additional Information About Loans

The Contract offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans (IRAs), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer’s plan provisions and VALIC policy.
Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59½ and a tax penalty may apply (including on a loan that is not repaid).
Interest Charged for a Loan
For Contracts not governed by the requirements of ERISA, we charge an effective annual loan interest rate of up to 6%. For Contracts maintained under a plan subject to the requirements of ERISA, the interest rate we charge on a loan will be based on the Moody’s Corporate Bond Yield Average ending two months before the date that the interest rate is determined. The rate is determined each calendar quarter and applies for twelve months for new loans and for outstanding loans whose anniversaries occur in that quarter.
The Effects of a Loan on Account Value, Payout Payments and the Death Benefit
A loan, whether it is repaid or not, has a permanent effect on your Account Value. This effect occurs because the amounts borrowed are removed from your Fixed Account and placed in an account outside of your Contract, which earns interest at a fixed rate. If the loan is not fully repaid, upon the beginning of the Payout Period, surrender, or death, then the cash value or the death benefit, as applicable, will be reduced by any foreclosure on the loan or any defaulted amount of the loan.
Other Contract Features

Changes That May Not Be Made
The following terms in the Contracts may not be changed once your account has been established:
•
The Contract Owner (except for an individual nonqualified Contract);
•
The Participant; and
•
The Annuitant.
Change of Beneficiary
The Beneficiary (if not irrevocable) may usually be changed at any time.
Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.
If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant’s estate , except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner’s estate.
If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary’s estate.
Contingent Owner
The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.
Cancellation — The “Free Look” Period
The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See “Appendix B — State Contract Variability.” The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the “free look” period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. The Contract will be void once we issue a refund.
We Reserve Certain Rights
We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.
We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.
We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.
Relationship to Employer's Plan
If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer’s plan when reviewing the description of the Contracts in this prospectus.
Voting Rights

As discussed in the “About VALIC Separate Account A” section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.
Who May Give Voting Instructions
During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.
Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.
Determination of Fund Shares Attributable to Your Account
During the Purchase Period
The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.
During the Payout Period or after a Death Benefit Has Been Paid
The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.
How Fund Shares Are Voted
VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.
In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.
Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under “Premium Tax Charge.” Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.
Types of Plans
Tax rules vary, depending on whether the Contract is offered under your employer’s tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:
•
Section 403(b) annuities for employees of public schools and section 501(c)(3)
tax-exempt organizations;
•
Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);
•
Section 408(b) traditional IRAs;
•
Section 408A Roth IRAs;
•
Section 457 deferred compensation plans of governmental and tax-exempt employers;
•
Section 408(k) SEPs and SARSEPs; and
•
Section 408(p) SIMPLE retirement accounts.
Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are “Qualified Contracts.”
Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.
In addition, the Contracts may be used as “Nonqualified Contracts.” Such nonqualified Contracts may be used to “informally” fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer-sponsored retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts (note, life insurance is an example only and is not otherwise addressed herein). The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.
Tax Consequences in General
Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.
Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program (e.g., a non-qualified deferred annuity contract or IRA). After-tax Purchase Payments, including after-tax employee contributions, generally constitute “investment in the Contract.” All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.
Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.
Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as “amounts not received as an annuity” in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59½ are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.
The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.
In addition, distributions from certain contracts may be subject to a 3.8% tax on net investment income on investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.
On December 20, 2019 the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1 include: an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, from the previous age of 70 ½; new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner; elimination of the age 70 ½ restriction on IRA contributions (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions); a new exception to the 10% additional tax on early distributions, for the birth or adoption of a child, which also became an allowable plan distribution event; and, reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½. The foregoing is not an exhaustive list. The SECURE Act included many additional provisions affecting Qualified Contracts. Additionally, on February 23, 2022, the IRS and Treasury Department released proposed regulations under Code section 401(a)(9). The proposed regulations include proposed updates for the RMD changes made by the SECURE Act. These proposed regulations include a 90-day comment period from the date of publication in the Federal Register, and an anticipated hearing to discuss the proposal.
In 2019 the IRS issued multiple letter rulings to individual insurance companies recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of nonqualified contracts as non-taxable withdrawals from the contracts. IRS letter rulings generally may only be relied upon by the party to whom they are issued.
VALIC obtained such a Private Letter Ruling. However, VALIC only administers the terms of the Private Letter Ruling for the GPS Advisory Program, offered through VFA, our affiliate. Accordingly, the description below only applies to such program.  This means if you participate in a third-party Advisory Program and VFA is not your Investment Adviser, partial withdrawals, including Investment Adviser fees, taken from a non-qualified individual contract will be considered distributions or withdrawals for tax purposes and will be treated as a taxable distribution. (Currently, we do not honor transfer instructions in connection with Advisory Programs that are offered through third-party Investment Advisers.) Under the terms of VALIC’s Private letter Ruling obtained in September 2020, the Advisory Agreement with the Investment Adviser must provide that the Investment Adviser will help you select investment options for the Contract. Advisory Program Fees for such services must not exceed an annual rate of 1.50% of the Contract’s cash value for the period to which the Advisory Program Fees relate. The Contract owner is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Adviser for servicers related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. Any payment of advisory fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS.

Notwithstanding tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any expenses prior to your attainment of age 59½ could result in a 10% early withdrawal penalty tax in addition to income tax.
The Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was signed into law on March 27, 2020, provides greater access to assets held in tax-qualified retirement plans and IRAs. The relief provided in the Act:
•
Expands distribution and loan (including loan repayment) rules for certain retirement accounts in employer plans and IRAs, for qualifying distributions;
•
Waives the 10% additional tax on the qualifying distributions, if they are considered early distributions (generally, distributions prior to age 59 ½); and
•
Provides a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs due to be paid in 2020.
Some provisions in the Act are subject to the terms of an employer’s retirement plan.
Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.
Important Information Regarding 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 24, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.
The rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan’s administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.
Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of November 30, 2022, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.

Financial Statements

The financial statements of the Company and the Separate Account are included in the SAI. Instructions for obtaining the SAI can be found on the back cover of this prospectus. We encourage both existing and prospective contract owners to read and understand the financial statements.

Appendix A — Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542. Refer to your employer’s retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.
The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge, such as platform expenses. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[6]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	American Beacon Bridgeway Large Cap Growth Fund[3,5] Adviser: American Beacon Advisors, Inc. Sub-Adviser: Bridgeway Capital Management, Inc.	1.12%	None	1.12%	21.48%	20.17%	17.85%
	Blue Chip Growth Fund[2,5] Adviser: VALIC Sub-Adviser: T. Rowe Price	0.76%	None	0.76%	16.38%	23.04%	19.11%
	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers	0.71%	None	0.71%	25.98%	20.96%	17.16%
	Dividend Value Fund[2,5] Adviser: VALIC Sub-Advisers: BlackRock, ClearBridge Investments, LLC	0.68%	None	0.68%	21.92%	10.22%	11.67%
	Growth Fund[2,5] Adviser: VALIC Sub-Advisers: BlackRock, SunAmerica	0.61%	None	0.61%	20.96%	23.42%	17.84%
	Large Capital Growth Fund[2] Adviser: VALIC Sub-Adviser: MFS	0.74%	None	0.74%	26.06%	22.84%	17.21%
	Nasdaq-100® Index Fund[2,5] Adviser: VALIC Sub-Adviser: SunAmerica	0.45%	None	0.45%	26.93%	27.90%	22.50%
	Stock Index Fund[2,5] Adviser: VALIC Sub-Adviser: SunAmerica	0.29%	None	0.29%	28.35%	18.09%	16.16%
	Systematic Core Fund[2,5] Adviser: VALIC Sub-Adviser: Goldman Sachs	0.63%	None	0.63%	26.25%	18.31%	16.02%
	Systematic Value Fund[2,5] Adviser: VALIC Sub-Adviser: Wellington Management	0.48%	None	0.48%	30.93%	10.49%	11.96%
	U.S. Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.35%	None	0.35%	27.09%	17.27%	16.16%
	Vanguard Windsor II Fund[3] Advisers: Aristotle Capital Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; Sanders Capital, LLC	0.34%	0.25%	0.59%	28.97%	15.25%	14.23%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[6]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Mid- Cap Equity	Ariel Appreciation Fund[3] Adviser: Ariel Investments, LLC	1.12%	None	1.12%	25.86%	10.76%	12.76%
	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus, Voya Investment Management Co. LLC	0.75%	None	0.75%	16.86%	21.05%	15.81%
	Mid Cap Value Fund[2] Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. (d/b/a Boston Partners), Wellington Management	0.79%	None	0.79%	27.67%	10.87%	12.65%
	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.34%	None	0.34%	24.32%	12.70%	13.85%
Domestic Small- Cap Equity	Ariel Fund[3] Adviser: Ariel Investments, LLC	1.00%	None	1.00%	30.36%	12.33%	14.37%
	Small Cap Growth Fund[2,5] Adviser: VALIC Sub-Advisers: JPMIM, T. Rowe Price	0.89%	None	0.89%	-4.98%	23.04%	17.43%
	Small Cap Index Fund[2,5] Adviser: VALIC Sub-Adviser: SunAmerica	0.36%	None	0.36%	14.44%	11.68%	12.99%
	Small Cap Special Values Fund[2] Adviser: VALIC Sub-Adviser: Allspring	0.87%	None	0.87%	29.51%	10.18%	13.14%
	Small Cap Value Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.77%	None	0.77%	32.77%	7.97%	11.43%
Global Equity (International and Domestic)	Global Strategy Fund[2,5] Adviser: VALIC Sub-Adviser: Franklin Advisers, Inc. Sub-subadviser: Brandywine Global Investment Management LLC	0.78%	None	0.78%	8.58%	5.19%	6.45%
	International Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.64%	None	0.64%	12.45%	11.52%	11.61%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[6]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.93%	None	0.93%	1.20%	9.88%	5.24%
	International Equities Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.42%	None	0.42%	11.03%	9.18%	7.43%
	International Growth Fund[2,5] Adviser: VALIC Sub-Adviser: Morgan Stanley Investment Management Inc. Sub-subadviser: Morgan Stanley Investment Management Co.	0.85%	None	0.85%	14.21%	18.96%	12.44%
	International Opportunities Fund[2,5] Adviser: VALIC Sub-Advisers: MFS, Delaware Investment Fund Advisers	0.96%	None	0.96%	6.57%	12.48%	10.53%
	International Value Fund[2,5] Adviser: VALIC Sub-Adviser: Allspring	0.74%	None	0.74%	7.04%	4.69%	5.64%
Specialty	Global Real Estate Fund[2] Adviser: VALIC Sub-Advisers: Invesco, Goldman Sachs Sub-subadviser: Invesco Asset Management Limited, an affiliate of Invesco	0.86%	None	0.86%	22.62%	8.92%	9.18%
	Invesco Balanced-Risk Commodity Strategy Fund[3,5] Adviser: Invesco	1.15%	None	1.15%	19.29%	4.45%	-1.34%
	Science & Technology Fund[2,5] Adviser: VALIC Sub-Advisers: T. Rowe Price, Voya Investment Management Co. LLC, Wellington Management	0.91%	None	0.91%	12.01%	27.81%	21.86%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[6]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Growth Lifestyle Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.67%	None	0.67%	16.02%	11.47%	10.52%
	Asset Allocation Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.63%	None	0.63%	16.74%	9.16%	8.65%
	Conservative Growth Lifestyle Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.66%	None	0.66%	7.70%	7.59%	6.76%
	Dynamic Allocation Fund[2,5] Adviser: VALIC Sub-Advisers: AllianceBernstein L.P. and SunAmerica	0.79%	None	0.79%	10.19%	10.51%	8.07
	Moderate Growth Lifestyle Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.62%	None	0.62%	13.83%	10.28%	9.24%
	T. Rowe Price Retirement 2015 Fund[3] Adviser: T. Rowe Price	0.76%	None	0.76%	9.32%	9.22%	8.51%
	T. Rowe Price Retirement 2020 Fund[3] Adviser: T. Rowe Price	0.78%	None	0.78%	10.20%	10.16%	9.42%
	T. Rowe Price Retirement 2025 Fund[3] Adviser: T. Rowe Price	0.80%	None	0.80%	11.62%	11.23%	10.35%
	T. Rowe Price Retirement 2030 Fund[3] Adviser: T. Rowe Price	0.83%	None	0.83%	13.26%	12.25%	11.19%
	T. Rowe Price Retirement 2035 Fund[3] Adviser: T. Rowe Price	0.84%	None	0.84%	14.80%	13.12%	11.85%
	T. Rowe Price Retirement 2040 Fund[3] Adviser: T. Rowe Price	0.85%	None	0.85%	16.06%	13.86%	12.35%
	T. Rowe Price Retirement 2045 Fund[3] Adviser: T. Rowe Price	0.87%	None	0.87%	16.94%	14.26%	12.55%
	T. Rowe Price Retirement 2050 Fund[3] Adviser: T. Rowe Price	0.88%	None	0.88%	17.06%	14.29%	12.56%
	T. Rowe Price Retirement 2055 Fund[3] Adviser: T. Rowe Price	0.89%	None	0.89%	17.04%	14.25%	12.54%
	T. Rowe Price Retirement 2060 Fund[3] Adviser: T. Rowe Price	0.89%	None	0.89%	17.07%	14.25%	10.31%
	Vanguard LifeStrategy Conservative Growth Fund[3,4]	0.12%	0.25%	0.37%	6.05%	8.05%	7.09%
	Vanguard LifeStrategy Growth Fund[3,4]	0.14%	0.25%	0.39%	14.35%	12.53%	11.12%
	Vanguard LifeStrategy Moderate Growth Fund[3,4]	0.13%	0.25%	0.38%	10.08%	10.30%	9.12%
	Vanguard Wellington Fund[3] Adviser: Wellington Management	0.24%	0.25%	0.49%	19.01%	12.31%	11.37%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[6]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.51%	None	0.51%	-0.76%	4.07%	3.43%
	Goldman Sachs VIT Government Money Market Fund[5] Adviser: Goldman Sachs	0.18%	None	0.18%	0.01%	1.01%	0.65%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.65%	None	0.65%	-2.32%	2.62%	1.98%
	High Yield Bond Fund[2,5] Adviser: VALIC Sub-Adviser: Wellington Management	0.68%	None	0.68%	4.29%	5.97%	5.99%
	Inflation Protected Fund[2,5] Adviser: VALIC Sub-Adviser: Wellington Management	0.52%	None	0.52%	5.09%	4.96%	2.87%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.69%	None	0.69%	-5.86%	3.40%	2.11%
	Vanguard Long-Term Investment-Grade Fund[3] Advisers: Wellington Management, Vanguard	0.22%	None	0.22%	-2.38%	7.38%	6.46%
	Vanguard Long-Term Treasury Fund[3] Adviser: Vanguard	0.20%	None	0.20%	-4.73%	6.50%	4.41%
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Allspring – Allspring Global Investments, LLC
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
Invesco – Invesco Advisers, Inc.
•
Janus – Janus Capital Management LLC
•
JPMIM – J.P. Morgan Investment Management Inc.
•
MFS – Massachusetts Financial Services Company
•
PineBridge – PineBridge Investments LLC
•
SunAmerica – SunAmerica Asset Management, LLC (an affiliate of VALIC due to common ownership)
•
T. Rowe Price – T. Rowe Price Associates, Inc.
•
VALIC – The Variable Annuity Life Insurance Company
•
Vanguard – The Vanguard Group, Inc.
•
Wellington Management – Wellington Management Company LLP
2 A VALIC Company I Fund.
3 A Public Fund. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, the Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans ("Public Funds") will not be available within your Contract.
4 The Vanguard LifeStrategy Funds’ board of trustees allocates each Fund’s assets among the underlying funds based on the Fund’s investment objective and policies. The board may change these allocations from time to time without shareholder approval. The investment adviser to the underlying funds is Vanguard.
5 This Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Fund prospectus for additional information.
6 A Platform Expense may only be increased to the extent that the Base Contract Expense plus the Platform Expense does not exceed 0.45%.

Appendix B — State Contract Variability

Prospectus	Provision Availability or Variation	Issue State
Free Look	Free Look period is 20 days or 30 days if this is a replacement. The Free Look amount is the return of all purchase payments allocated to the contract.	Alaska
Free Look	If you are age 65 or older on the Contract issue date, the Free Look period is 30 days.	Arizona
Free Look
If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If you invest in the
Fixed Account, the Free Look amount is calculated as the Purchase Payments paid. If you invest in
Variable Account Options, the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order at the Annuity Service Center.
California
Free Look	The Free Look period is 21 days and the amount is calculated as the value of your Contract plus fees and charges on the day we receive your request in good order at the Annuity Service Center.	Florida
Free Look	The Free Look period is 20 days.	Idaho North Dakota Rhode Island Texas
Free Look	The Free Look amount is calculated as the value of your Contract plus fees and charges on the day we received your request in good order at the Annuity Service Center.	Michigan Minnesota Missouri Texas
Free Look
The Free Look amount is calculated as the greater of (1) Purchase Payments including fees and charges or (2) the value of your Contract on the day we receive your request in good order at the Annuity Service
Center.
Arkansas
Free Look
The Free Look period is 20 days. The Free Look amount is the purchase payments made to the fixed interest options and the accumulation value of the variable options on the day the contract is returned.
The Free Look period is 60 days for a replacement.
New York
DCA Program	If the DCA Program is elected in Alaska, the Multi-Year Option is not available.	Alaska
DCA Program	If the DCA Program is elected in Oregon, the minimum required amount is $5,000.	Oregon
Death Benefit	Standard Death Benefit is paid on or after age 70	New York
Death Benefit
For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.
Florida
Surrender Charge
For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to
Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
Oregon
Surrender Charge
For ten years from the date the Certificate was issued the charge will be 5% of either (1) the amount withdrawn, or (2) the amount of any Purchase Payments received during the most recent 60 months prior to the surrender or withdrawal, whichever is less. During the eleventh and twelfth Certificate Years, the charge will be the lesser of the charge as described above or 1% of the amount withdrawn.
Texas
Premium Tax	We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	California
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Nevada
Premium Tax
For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for Non-Qualified
Contracts based on total Purchase Payments when you begin the Payout Period. For any amount in excess of $500,000 in the Contract, we deduct front-end premium tax charges of 0.08% for Non-
Qualified Contracts based on total Purchase Payments when you begin the Payout Period.
South Dakota
Premium Tax	We deduct premium tax charges of 1.00% for Qualified Contracts and 1.00% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	West Virginia
B-1

Prospectus	Provision Availability or Variation	Issue State
Premium Tax	We deduct premium tax charges of 1.00% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Wyoming

The Statement of Additional Information (SAI) contains additional information about the Contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105
•
Calling: 1-800-448-2542
•
Visiting: www.corebridgefinancial.com/rs/prospectus-and-reports/annuities
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000241027
© 2022 American International Group, Inc.
All Rights Reserved.
B-2